                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 18, 1999


               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Massachusetts                   0-15680                    04-2921566
    -------------                   -------                    ----------
      (STATE OF                   (COMMISSION                 (IRS EMPLOYER
    ORGANIZATION)                   FILE NO.)               IDENTIFICATION NO.)


       200 Clarendon Street
         Boston, MA  02116                                 (800) 722-5457
         -----------------                                 --------------
  (ADDRESS OF PRINCIPAL EXECUTIVE                     (REGISTRANT'S TELEPHONE
    OFFICES, INCLUDING ZIP CODE)                       NUMBER, INCLUDING AREA
                                                               CODE)


                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

ITEM 2 -  Acquisition or Disposition of Assets
----------------------------------------------

Disposition of the Warner Plaza Shopping Center
-----------------------------------------------

During July 1998 the General Partner listed the Warner Plaza Shopping Center for sale because of the existing status of the property and the current market conditions in the Chandler, Arizona real estate area.

Pursuant to a Purchase and Sales Agreement dated December 16, 1998, John Hancock Realty Income Fund Limited Partnership (the "Partnership") sold Warner Plaza Shopping Center on March 18, 1999 for a net sales price of approximately $6,217,000 to a non-affiliated buyer after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $1,211,000, which represents the difference between the net sales price and the property's carrying value of approximately $5,006,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from MG Development Company (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated December 16, 1998, which is included as Exhibit 1 of this report.

ITEM 7 -  Financial Statements
------------------------------

(A)       Financial Statements

            Pro Forma Balance Sheet at September 30, 1998...................................3

            Pro Forma Statement of Operations for the Nine Months
                Ended September 30, 1998....................................................4

            Pro Forma Statement of Operations for the Year Ended
                December 31, 1997...........................................................5

            Notes to Pro Forma Financial Statements.........................................6

(B)       Exhibits

            1. Purchase and Sale Agreement (excluding exhibits) between
               John Hancock Realty Income Fund Limited Partnership and
               MG Chandler Associates dated December 16, 1998...............................9

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

On March 18, 1999, the Partnership sold the Warner Plaza Shopping Center property (the "Property") to the Buyer for a net sales price of approximately $6,217,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                             PRO FORMA BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)

                                                                                     Pro Forma
                                                            Historical             Adjustment for
                                                              Summary                The Warner              Pro Forma
                                                           September 30,           Plaza Shopping          September 30,
                                                               1998                    Center                  1998
                                                               ----                    ------                  ----
Cash and cash equivalents                                   $ 2,290,075              $6,217,035             $ 8,507,110
Restricted cash                                                  59,400                       -                  59,400
Other assets                                                    254,921                       -                 254,921
Property held for sale                                       18,780,091              (5,005,582)             13,774,509
                                                            -----------              ----------             -----------

         Total assets                                       $21,384,487              $1,211,453             $22,595,940
                                                            ===========              ==========             ===========


Liabilities:
     Accounts payable and accrued expenses                  $   428,458                       -             $   428,458
     Accounts payable to affiliates                             214,969                       -                 214,969
                                                            -----------              ----------             -----------
         Total liabilities                                      643,427                       -                 643,427

Partners' equity/(deficit):
    General Partner                                            (250,795)                 12,115                (238,680)
    Limited Partners                                         20,991,855               1,199,338              22,191,193
                                                            -----------              ----------             -----------
         Total partners' equity                              20,741,060               1,211,453              21,952,513
                                                            -----------              ----------             -----------

         Total liabilities and partners' equity             $21,384,487              $1,211,453             $22,595,940
                                                            ===========              ==========             ===========




                   See Notes to Pro Forma Financial Statements

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)


                                                            Historical
                                                              Summary                 Pro Forma              Pro Forma
                                                            For the Nine           Adjustment for           For the Nine
                                                            Months Ended             the Warner             Months Ended
                                                            September 30,          Plaza Shopping           September 30,
                                                                1998                   Center                   1998
                                                                ----                   ------                   ----
Income:
     Rental income                                           $1,908,452               $(475,298)             $1,433,154
     Interest income                                             72,475                       -                  72,475
                                                             ----------               ---------              ----------

         Total income                                         1,980,927                (475,298)              1,433,629

Expenses:
     Depreciation                                               372,850                 (68,334)                304,516
     General and administrative                                 349,854                       -                 349,854
     Property operating expenses                                251,488                 (49,435)                202,053
     Amortization of deferred expenses                           64,380                  (5,268)                 59,112
     Management fee                                              48,285                       -                  48,285
                                                             ----------               ---------              ----------

         Total expenses                                       1,086,587                (123,037)                963,550
                                                             ----------               ---------              ----------

         Net income                                          $  894,070               $(352,261)             $  541,809
                                                             ==========               =========              ==========

Allocation of net income:
     General Partner                                         $    8,941               $ (3,523)              $    5,418
     John Hancock Limited Partner                               (16,927)                      -                 (16,927)
     Investors                                                  902,056                (348,738)                553,318
                                                             ----------               ---------              ----------
                                                             $  894,070               $(352,261)             $  541,809
                                                             ==========               =========              ==========

         Net income per Unit                                 $     9.84               $   (3.81)             $     6.03
                                                             ==========               =========              ==========


                   See Notes to Pro Forma Financial Statements

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             Historical               Pro Forma
                                                              Summary              Adjustment for            Pro Forma
                                                         For the Year Ended           the Warner         For the Year Ended
                                                            December 31,           Plaza Shopping           December 31,
                                                               1997                    Center                   1997
                                                               ----                    ------                   ----
                                                             (Audited)               (Unaudited)            (Unaudited)
Income:
     Rental income                                           $2,861,166               $(674,640)             $2,186,526
     Interest income                                            107,469                       -                 107,469
     Loss on Sale of property                                    (5,321)                      -                  (5,321)
                                                             ----------               ---------              ----------

         Total income                                         2,963,314                (674,640)              2,288,674

Expenses:
     Depreciation                                               667,869                (136,669)                531,200
     General and administrative                                 384,727                       -                 384,727
     Property operating expenses                                396,136                 (95,384)                300,752
     Management fee                                              75,176                       -                  75,176
     Property write-down                                        668,520                       -                 668,520
     Amortization of deferred expenses                          134,503                 (10,256)                124,247
                                                             ----------               ---------              ----------

         Total expenses                                       2,326,931                (242,309)              2,084,622
                                                             ----------               ---------              ----------

         Net income                                          $  636,383               $(432,331)             $  204,052
                                                             ==========               =========              ==========

Allocation of net income:
     General Partner                                         $    6,364               $  (4,323)             $    2,041
     John Hancock Limited Partner                              (141,179)                      -                (141,179)
     Investors                                                  771,198                (428,008)                343,190
                                                             ----------               ---------             ----------
                                                             $  636,383               $(432,331)             $  204,052
                                                             ==========               =========              ==========

         Net income per Unit                                 $     8.41               $   (4.67)             $     3.74
                                                             ==========               =========              ==========


                   See Notes to Pro Forma Financial Statements

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)


Note 1 -  Warner Plaza Shopping Center
--------------------------------------

On March 18, 1999, the Partnership sold the Warner Plaza Shopping Center property (the "Property") to the Buyer for a net sales price of approximately $6,217,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $1,211,000 which represents the difference between the net sales price and the property's carrying value of approximately $5,006,000.

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1998 reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

Note 2 - Distributions and Allocations
--------------------------------------

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 5% to the General Partner and the remaining 95% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement). However, any Distributable Cash from Operations which is available as a result of a reduction in working capital reserves funded by Capital Contributions of the Investors will be distributed 100% to the Investors.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)

Note 2 -  Distributions and Allocations (continued)
--------------------------------------------------

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 5% to the General Partner and 95% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. However, all tax aspects of the Partnership's payment of the sales commissions from the Capital Contributions made by the John Hancock Limited Partner are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner, and not to the Investors. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on From 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 29th day of March, 1999.


                                   John Hancock Realty Income Fund Limited
                                   Partnership

                                   By:  John Hancock Realty Equities, Inc.,
                                        General Partner



                                   By:  /s/ William M. Fitzgerald
                                        --------------------------------
                                        William M. Fitzgerald, President



                                   By:  /s/ Virginia H. Lomasney
                                        --------------------------------
                                        Virginia H. Lomasney, Treasurer
                                        (Chief Accounting Officer)